UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2012

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	94-3229046
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

1360 O’Brien Drive, Menlo Park, California 94025

(Address of principal executive offices, with zip code)

(650) 462-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 12, 2012, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Depomed, Inc. (the “Company”) approved 2012 base salaries for the Company’s executive officers, and approved the payment of bonuses for 2011 performance to executive officers pursuant to the Company’s bonus plan.  Also on January 12, 2012, the Compensation Committee approved grants to the Company’s executive officers of (i) options to purchase the Company’s common stock (“Options”) pursuant to the Company’s 2004 Equity Incentive Plan (the “Plan”) and (ii) awards of restricted stock units (“Restricted Stock Units”) pursuant to the Plan .  The exercise price for each Option is $6.11 per share, which is equal to the closing price of the Company’s common stock on the date of grant.  Each Option will vest in equal monthly installments over 48 months from the date of grant.  One quarter of each award of Restricted Stock Units will vest on December 1, 2012, December 1, 2013, December 1, 2014 and December 1, 2015.

The bonus payments for 2011 performance, 2012 base salaries, Option grants and Restricted Stock Unit awards are set forth in the table below.

Officer	Bonus Amount ($)	2012 Base Salary ($)	Stock Options (#)	Restricted Stock Units (#)
James A. Schoeneck President and Chief Executive Officer	202,057	567,000	111,000	68,700
Matthew M. Gosling Senior Vice President and General Counsel	117,074	368,978	45,000	27,000
Michael Sweeney, M.D. Chief Medical Officer, Vice President, Research and Development	92,008	363,989	23,760	14,640
Thadd Vargas Senior Vice President, Business Development	101,503	318,979	43,000	25,000

Item 8.01 Other Events

Effective December 20, 2011, the Board amended the Plan to allow for the issuance of Restricted Stock Units pursuant to the Plan.  The Plan, as amended, and the form of Restricted Stock Unit Award Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
10.1	2004 Equity Incentive Plan, as amended
10.2	Form of Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.

Date: January 17, 2012	By:	/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description
10.1	2004 Equity Incentive Plan, as amended
10.2	Form of Restricted Stock Unit Award Agreement